Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
					1	1
2. AMENDMENT/MODIFICATION NO:		3. EFFECTIVE DATE	4. REQUISITION/PURC	5. PROJECT NO. (If applicable)
Six (6)		See block 16C	N/A	N/A
6. ISSUED BY	CODE		7. ADMINISTERED BY (If other then Item 6)		CODE

Office of Preparedness and Response
Biomedical Advanced Research and Development Authority
U.S. Department of Health and Human Services
330, Independence Avenue, SW Room G640
Washington, DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			9A. AMENDMENT OF SOLICITATION NO.

BioCryst Pharmaceuticals, Inc.			9B. DATED (SEE ITEM 11)
2190 Parkway Lake Drive
Birmingham, AL 35244
DUNS 61-819-4609
TIN 62-1413174			10A. MODIFICATION OF CONTRACT/ORDER HHSO100200700032C
CODE	FACILITY CODE	X	10B. DATED (SEE ITEM 13) 01-03-07
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
~ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ~ is extended, ~ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which Includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If required)

SOCC:	DOC#	TIN#	LOC#	CAN#
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS; IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1, FAR 52.242-15 Stop-Work Order

	D.	OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not, ☑ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE: The purpose of this modification is to:
1.	Extend the period of the Stop-Work Order for an additional 90 days until November 17, 2008.
The total contract amount remains unchanged. ($102,661,429)
The contract completion date remains unchanged. (December 31, 2010)
Except as provided herein, all terms and conditions referenced in item 9A or 10A, as heretofore changed, remains full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Michael A. Darwin, VP Finance	Schuyler T. Eldridge

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

/s/ Michael A. Darwin (Signature of person authorized to sign)	8/18/08	BY	/s/ Schuyler T. Eldridge (Signature of Contracting Officer)	8/18/08

NSN 7540-01-152-8070	OMB No. 0990—0115	STANDARD FORM 30 (REV. 10-83)